U.S. SECURITIES AND EXCHANGE COMMISSION
                                   Washington,
                                   D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: November 5, 2004



                           ECOLOCLEAN INDUSTRIES, INC.
             (Exact Name of registrant as specified in its Charter)




         Nevada                         0-33481                    65-1060612
------------------------          -------------------         ------------------
(State of Incorporation)          Commission File No.         Fed. Taxpayer I.D.


2242 South Highway 83, Crystal City, TX                             78839
----------------------------------------                      ------------------
(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, (   830   )       374       -     9100
                               -----------  -------------     ----------





                     (Registrant's former name and address)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions below:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17CFR 240-14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240-13e-4(c))

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

         On October 27, 2004, we authorized the issuance of common shares to the following persons:

         1.       C. Mark Richard 25,000 shares;
         2.       Charles C. Horton, Sr. 25,000 shares;
         3.       Thomas E. Roberts 25,000 shares;
         4.       Glenn M. Hebert 25,000 shares.

Each of the above transactions were valued at $5,625.


On November 3, 2004, we authorized the issuance of 25,000 common shares to Charles C. Horton, Jr. The transaction was valued at $4,375.

On September 22, 2004, we issued 1,000,000 common shares to G. Wilson for legal services retainer valued at $77,500.

         We relied on Section 4(2) as the securities transaction exemption afforded by the Securities Act of 1933, as amended. These are restricted securities and may not be publicly resold without registration or an exemption from registration.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     ECOLOCLEAN INDUSTRIES, INC.

Dated: November 5, 2004

                                                      /s/ Royis Ward
                                                     ---------------------------
                                                     By: Royis Ward
                                                     Title: President